================================================================================

                           RECAPITALIZATION AGREEMENT

                                     among

                                AMERIKING, INC.

                          BANCBOSTON INVESTMENTS INC.

                                    MCIT PLC

                            PMI MEZZANINE FUND, L.P.

                                      and

           THE OTHER STOCKHOLDERS NAMED ON THE SIGNATURE PAGES HERETO

                        -------------------------------

                         Dated as of November 26, 1996

                        -------------------------------


================================================================================

                           RECAPITALIZATION AGREEMENT


          RECAPITALIZATION AGREEMENT (this "Agreement") dated as of November 26,
                                            ---------
1996, by and among National Restaurant Enterprises, Inc. ("Enterprises"),
                                                           -----------
AmeriKing, Inc. (the "Company"), (i) each of MCIT PLC ("MCIT"), BancBoston
                      -------                           ----
Investments, Inc. ("BBI"), PMI Mezzanine Fund, L.P. ("PMI"), Jordan/Zalaznick
                    ---                               ---
Capital Company, Leucadia Investors, Inc., John W. Jordan II Revocable Trust, Thomas H. Quinn, John M. Camp Profit Sharing Plan, John M. Camp, David W. Zalaznick, Jonathan F. Boucher, John R. Lowden, Adam E. Max, A. Richard Caputo, Jr., James E. Jordan, Profit Sharing Plan and Trust, Paul Rodzevick, Profit Sharing Plan and Trust, Lawrence E. Jaro ("Jaro"), William C. Osborn ("Osborn"),
                                           ----                        ------
Gary W. Hubert, Joel D. Aaseby, Scott E. Vasatka, Donald Stahurski, Tabor Restaurant Associates, Inc., Jaro Enterprises, Inc., Jaro Restaurant Associates, Inc., JB Restaurants, Inc., Osburger, Inc., White-Osborn Restaurants, Inc., Castleking, Inc., Dennis Hogerty, Jerald Dunn and JII Partners (collectively, other than PMI, referred to herein as the "Common Stockholders") and (ii) each
                                           -------------------
of MCIT, BBI, Leucadia Investors, Inc., John W. Jordan II Revocable Trust, David
W. Zalaznick, Jonathan F. Boucher, John R. Lowden, Adam E. Max, Tabor Restaurant Associates, Inc., Jaro Enterprises, Inc., Jaro Restaurant Associates, Inc., JB Restaurants, Inc., Osburger, Inc., White-Osborn Restaurants, Inc. and Castleking, Inc. (collectively referred to herein as the "Preferred
                                                          ---------
Stockholders"). The Common Stockholders, Preferred Stockholders, together with PMI, the Company and TJC Management Corporation ("TJC") are referred to herein
                                                  ---
as the "Parties".
        -------


                                R E C I T A L S
                                - - - - - - - -

          WHEREAS, the Parties desire to recapitalize the Company, and in connection therewith, the Company has filed a Registration Statement on Form S-1 (File No. 333-04261) (as amended or supplemented, the "Registration Statement")
                                                       ----------------------
relating to the proposed public offerings (the "Offerings") of $100.0 million
                                                ---------
aggregate principal amount of Senior Notes due 2006 (the "Senior Notes") and
                                                          ------------
$30.0 million aggregate principal amount of Units (the "Units") consisting of
                                                        -----
Senior Exchangeable Preferred Stock due 2008 ("Senior Preferred Stock") and
                                               ----------------------
Common Stock $.01 par value of the Company;

          WHEREAS, the proposed recapitalization ("Recapitalization") includes
                                                   ----------------
the following primary components: (a) (i) the reclassification of all of the issued and outstanding shares of (x) Class A Common Stock, Class C Common Stock and Class D Common Stock into an equal number of shares of Common Stock and (y) Class B Common Stock into an equal number of shares of Non-Voting Common Stock and (ii) the retirement of each of the Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock as classes of capital stock of the Company (collectively, the "Reclassification"); (b) following the
                                   ----------------
Reclassification the 863.281-for-1 stock split (the "Stock Split") of all
                                                     -----------
outstanding shares of Common Stock; (c) the Offerings; (d) the prepayment in full of the

Company's $15.0 million aggregate principal amount of 12.5% Senior Subordinated Notes due 2005 (the "Senior Subordinated Notes") held by PMI as of September 30,
                     -------------------------
1996, plus prepayment premiums and accrued interest thereon; (e) the prepayment in full of the Company's $11.0 million aggregate principal amount of 12.75% Subordinated Notes due 2005 (the "Subordinated Notes) held by MCIT as of
                                  ------------------
September 30, 1996; (f) the prepayment in full of the Company's $4.4 million aggregate principal amount of 12.75% Seller Notes due 2005 (the "Seller Notes")
                                                                 ------------
held by affiliates of Jaro and Osborn as of June 30, 1996; (g) the repayment of Borrowings under the Credit Agreement in the aggregate amount of $86.6 million and the termination of Term Loan A and Term Loan B pursuant to the terms of the Credit Agreement; (h) the cancellation of all of the warrants to purchase Class C Common Stock of the Company issued by the Company to PMI; (i) the amendment of the Stockholders Agreement; (j) the amendment of the Management Subscription Agreement; (k) the amendment of the Option Agreements; and (l) all other related transactions, agreements and instruments contemplated by this Agreement and/or described, and based upon the assumptions described, in the Registration Statement.

          WHEREAS, the Company is required to notify BKC and obtain its consent prior to amending any of the Company's corporate governance documents, including without limitation, those instruments specified in Section 5.3 of this Agreement;

          WHEREAS, pursuant to the rules and regulations of the Securities and Exchange Commission, the Company is required to file the Amended and Restated Company Charter prior to the effective date of the Registration Statement; and

                                 WHEREAS, in order to implement the
Recapitalization, the Parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

                                 As used in this Agreement, the following terms
shall have the meanings specified below:

          "Amended and Restated Company By-Laws" means the Company's Amended and
           ------------------------------------
Restated By-Laws substantially in the form of Exhibit A hereto.
                                              ---------

          "Amended and Restated Company Charter" means the Company's Amended and
           ------------------------------------
Restated Certificate of Incorporation substantially in the form of Exhibit B
                                                                   ---------
hereto.

          "Amended and Restated Stockholders Agreement" means the Amended and
           -------------------------------------------
Restated Stockholders Agreement substantially in the form of Exhibit C hereto.
                                                             ---------

          "Amendment No. 1 to Option Agreement" means Amendment No. 1 to each of
           -----------------------------------
the Option Agreements substantially in the form of Exhibit D hereto..
                                                   ---------

          "Amendment No. 1 to Management Subscription Agreement" means Amendment
           ----------------------------------------------------
No. 1 to the Management Subscription Agreement dated the date hereof substantially in the form of Exhibit E hereto.
                             ---------

          "BKC" means the Burger King Corporation.
           ---

          "Certificate of Designation" means the Certificate of Designation
           --------------------------
authorizing the Senior Preferred Stock.

          "Class A Common Stock" means the Company's Class A Common Stock, par
           --------------------
value $.01 per share.

          "Class B Common Stock" means the Company's Class B Common Stock, par
           --------------------
value $.01 per share.

          "Class C Common Stock" means the Company's Class C Common Stock, par
           --------------------
value $.01 per share.

          "Class D Common Stock" means the Company's Class D Common Stock, par
           --------------------
value $.01 per share.

          "Class A//1// Preferred Stock" means the Company's Class A//1//
           ----------------------------
Preferred Stock, par value $.01 per share.

          "Class A\\2\\ Preferred Stock" means the Company's Class A\\2\\
           ----------------------------
Preferred Stock, par value $.01 per share.

          "Class B Preferred Stock" means the Company's Class B Preferred Stock,
           -----------------------
par value $.01 per share.

          "Closing" has the meaning specified in Section 4.1 of this Agreement.
           -------                               -----------

          "Closing Time" has the meaning specified in Section 4.1 of this
           ------------                               -----------
Agreement.

          "Common Stock" means the Company's Common Stock, par value $.01 per
           ------------
share, after giving effect to the Recapitalization.

          "Common Stockholders" has the meaning specified in the preamble to
           -------------------
this Agreement.

          "Company" has the meaning as specified in the preamble to this
           -------
Agreement.

          "Consulting Agreement" means the Management and Consulting Agreement
           --------------------
between the Company and TJC, dated as of September 1, 1994, as amended from time to time.

          "Credit Agreement" means the Second Amended and Restated Credit
           ----------------
Agreement, dated February 7, 1996, by and among Enterprises, the Company, The First National Bank of Boston and the other lenders thereto and the First National Bank of Boston, as agent.

          "Directors Indemnification Agreements" means the Indemnification
           ------------------------------------
Agreements substantially in the form of Exhibit F hereto.
                                        ---------

          "Enterprises" has the meaning specified in the preamble of this

Agreement.

          "Equity Securities" of the Company means the Class A\\1\\ Preferred
           -----------------
Stock, Class A\\2\\ Preferred Stock, Class B Preferred Stock, Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock.

          "Jaro" has the meaning specified in the preamble.
           ----

          "Jordan Investors" means Jordan/Zalaznick Capital Company, Leucadia
           ----------------
Investors, Inc., TJC, John W. Jordan II Revocable Trust, David W. Zalaznick, Thomas H. Quinn, Jonathan F. Boucher, John R. Lowden, Adam E. Max, John M. Camp Profit Sharing Plan, John M. Camp, A. Richard Caputo, Jr., James E. Jordan, Jr. Profit Sharing Plan and Trust, Paul Rodzevick Profit Sharing Plan and Trust, Dennis Hogerty, Jerald Dunn and JII Partners.

           "Jordan Investors' Representative" has the meaning specified in
            --------------------------------
Section 8.2 of this Agreement.
-----------

           "Liens" means any security interest, lien, charge, restriction,
            -----
encumbrance or other interest of another Person.

          "Management Investors" means Osborn, Gary W. Hubert, Joel D. Aaseby,
           --------------------
Scott E. Vasatka, Donald Stahurski, Osburger, Inc., Castleking, Inc. and White-Osborn Restaurants, Inc.

          "Management Investors' Representative" has the meaning specified in
           ------------------------------------
Section 8.2 of this Agreement.
-----------

          "Management Subscription Agreement" means the Management Subscription
           ---------------------------------
Agreement, dated September 1, 1994, by and among the Company and the stockholders listed on the signature page thereto.

          "Material Adverse Effect" means any circumstances or event that (i)
           -----------------------
has, or may be reasonably expected to have, any materially adverse effect upon the validity or enforceability of this Agreement or any of the other Recapitalization Documents or (ii) is, or may be reasonably expected to be, materially adverse to the business or operations of the Company and its subsidiaries, taken as a whole.

          "MCIT" has the meaning specified in the preamble to this Agreement.
           ----

          "Non-Voting Common Stock" means the Company's non-voting common stock,
           -----------------------
par value $.01 per share after giving effect to the Recapitalization.

          "Offerings" shall mean the concurrent public offerings of Senior Notes
           ---------
and Units pursuant to the Registration Statement.

          "Option Agreements" mean the Stock Option Agreements, dated September
           -----------------
1, 1994, between the Company and each of Scott Vasatka and Donald Stahurski.

          "Osborn" has the meaning specified in the preamble to this Agreement.
           ------

          "Parties" has the meaning specified in the preamble to this Agreement.
           -------

          "Person" means any individual, corporation, partnership, joint
           ------
venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity.

          "PMI" has the meaning specified in the preamble to this Agreement.
           ---

          "Preferred Stock" means the Company's Class A\\1\\ Preferred Stock,
           ---------------
Class A\\2\\ Preferred Stock, Class B Preferred Stock and Senior Preferred
Stock.

          "Preferred Stockholders" has the meaning specified in the preamble to
           ----------------------
this Agreement.

          "Pricing Committee" means the Pricing Committee of the Company's Board
           -----------------
of Directors, established in connection with the Offerings, and composed of Messrs. Caputo and Jaro.

          "Recapitalization" has the meaning specified in the recitals to this
           ----------------
Agreement.

          "Recapitalization Documents" means this Agreement (including all
           --------------------------
Schedules and Exhibits hereto) and each of the agreements, instruments, consents and documents referred to in Sections 5.2 through 5.13, the Registration
                             ------------         ----
Statement, and the Underwriting Agreements.

           "Reclassification" has the meaning set forth in recitals to this
            ----------------
 Agreement.

           "Registration Statement" has the meaning set forth in the recitals to
            ----------------------
this Agreement.

           "Seller Notes" has the meaning specified in the recitals to this
            ------------
Agreement.

           "Senior Notes" has the meaning specified in the recitals to this
            ------------
Agreement.

           "Senior Subordinated Notes" has the meaning specified in the recitals
            -------------------------
to this Agreement.

           "Stock Split" has the meaning specified in the recitals to this
            -----------
Agreement.

           "Stockholder Chart" means the stockholder chart described in Section
            -----------------                                           -------
2.3 and set forth as Exhibit G hereto.
---                  ---------

           "Stockholders" means the Common Stockholders, PMI and the Preferred
            ------------
Stockholders.

          "Stockholders Agreement" means the Stockholders Agreement, dated as of
           ----------------------
September 1, 1994, as amended by Consent and Amendment No. 1 to the Stockholders Agreement, dated as of November 30, 1994, as further amended by Waiver and Amendment No. 2 to the Stockholders Agreement, dated as of February 7, 1996, and as further amended and restated by the Amended and Restated Stockholders Agreement.

           "Subordinated Notes" has the meaning specified in the recitals to
            ------------------
this Agreement.

           "Termination Date" means January 31, 1997.
            ----------------

           "TJC" has the meaning specified in the preamble to this Agreement.
            ---

          "Underwriting Agreements"  means the Underwriting Agreements, to be
           -----------------------
entered into by the Company and the Underwriters in connection with the Offerings.

          "Underwriters" means Donaldson, Lufkin & Jenrette Securities
           ------------
Corporation and Jeffries & Company Inc., as representatives, on behalf of themselves and the other underwriters named in the Underwriting Agreements.

                                 ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company represents and warrants to each of the other Parties to this Agreement, as of the Closing Time, as follows:

          Section 2.1.  Due Authorization.  The Company is a duly organized,
                        -----------------
validly existing corporation under the laws of the State of Delaware. Each of this Agreement and the other Recapitalization Documents have been duly authorized, executed and delivered by the Company and each of this Agreement and such other Recapitalization Documents is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforceability of creditors' rights generally and by general principles of equity (whether arising under a proceeding at law or in equity). The Amended and Restated Company Charter has been duly filed with the Secretary of State of the State of Delaware.

          Section 2.2.  Authority; No Conflicts.  The Company has the corporate
                        -----------------------
power and authority and the legal right to make, deliver and perform, and has taken all necessary corporate action to authorize the transactions contemplated by this Agreement and the other Recapitalization Documents, and to conduct its business as described in the Registration Statement. Neither the execution and delivery of this Agreement or the other Recapitalization Documents nor the consummation of any of the transactions contemplated herein or therein nor compliance with the terms and provisions hereof or thereof (a) violates or will violate any law or regulation or any order or decree of any court or government instrumentality applicable to the Company or any of its subsidiaries or properties, except such violations as would not, in the aggregate, have a Material Adverse Effect, or (b) conflicts with or would result in the breach of, or constitutes a default under, any contract, lease, indenture, loan agreement, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries, is a party or by which any of them or any of their respective assets may be bound, except such conflicts, breaches or defaults as have been waived or consents therefor have been obtained or such conflicts, breaches or defaults as would not, in the aggregate, have a Material Adverse Effect. Except as contemplated herein, no consent, approval, authorization or order is presently required in connection with the execution and delivery of this Agreement or the Recapitalization Documents by the Company or the consummation of the transactions contemplated hereby or thereby that has not been obtained, except for such consents, approvals, authorizations or orders as would not, in the aggregate, have a Material Adverse Effect.

          Section 2.3.  Capital Stock.
                        -------------

          (a) At the Closing Time, the Company's authorized capital stock shall consist of 4,000,000 shares of Common Stock, 300,000 shares of Non-Voting Common Stock and 2,607,000 shares of Preferred Stock, including 7,500 shares of existing Preferred Stock, and 2,500,000 shares of Senior Preferred Stock and 100,000 shares of undesignated Preferred Stock. At the Closing Time but prior to the consummation of the Offerings, the Company shall have 893,290 shares of Common Stock outstanding and 1,207,500 shares of Preferred Stock outstanding.

          (b) Set forth on the Stockholder Chart is a true, complete and correct chart showing, among other things, the record ownership of the Company's Equity Securities prior to the Recapitalization.


                                  ARTICLE III

              REPRESENTATIONS AND WARRANTIES OF THE OTHER PARTIES

          Each of the Parties to this Agreement (other than the Company and Enterprises) represents and warrants, severally as to themselves and not jointly, to each of the other Parties to this Agreement, as of the Closing Time, as follows:

          Section 3.1.  Due Authorization.  Each of this Agreement and the other
                        -----------------
Recapitalization Documents to which such Party is a party have been duly authorized, executed and delivered by such Party, as required, and each of this Agreement and such other Recapitalization Documents is a legal, valid and binding obligation of such Party, enforceable against such Party, in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforceability of creditors' rights generally and by general principles of equity (whether arising under a proceeding at law or in equity).

          Section 3.2.  Authority; No Conflicts.  Such Party has the power and
                        -----------------------
authority and the legal right to make, deliver and perform, and has taken all necessary corporate action to authorize the transactions contemplated by, this Agreement and the other Recapitalization Documents to which such Party is a party. Neither the execution and delivery of this Agreement or such Recapitalization Documents nor the consummation of any of the transactions contemplated herein or therein nor compliance with the terms and provisions hereof or thereof (a) violates or will violate any law or regulation or any order or decree of any court or government instrumentality applicable to such Party, except such violations as would not, in the aggregate, have a Material Adverse Effect, or (b) conflicts with or would result in the breach of, or constitutes a default under, any contract, lease, indenture, loan agreement, mortgage, deed of trust or other agreement or instrument to which such Party is a party or by which they or any of their respective assets may be bound, except such conflicts, breaches or defaults as have been waived or consents therefor have been obtained or such conflicts, breaches or defaults as would not, in the aggregate, have a Material Adverse Effect. No consent, approval, authorization or order of any governmental authority is presently required in connection with the execution and delivery of this Agreement or the Recapitalization Documents by such Party or the consummation of the transactions contemplated hereby or thereby that has not been obtained.

          Section 3.3.  Capital Stock.  Such Party, if a Stockholder, is the
                        -------------
record and beneficial owner of the Company's Equity Securities ascribed to such Party in the Stockholder Chart and beneficially owns such Equity Securities free and clear of any Liens, other than such as may be created under the Stockholders Agreement.


                                   ARTICLE IV

                                  THE CLOSING

          Section 4.1.  Closing.  Upon satisfaction of the conditions set forth
                        -------
herein, the transactions contemplated by this Agreement, other than those contemplated by Sections 5.2, 5.3, 5.4(a), 5.10 and 5.12 which will be deemed
                ------------  ---  ------  ----     ----
consummated at the times set forth therein, shall be consummated at the closing (the "Closing") thereof, which shall occur on the closing date of the Offerings
      -------
(the "Closing Time") at the offices of Mayer, Brown & Platt, New York, New York,
      ------------
or at such other place as shall be agreed upon by the Stockholders and the Company. All of the transactions contemplated by this Agreement shall be deemed to have been consummated simultaneously and none of such transactions shall be deemed consummated unless all of such transactions are consummated. Notwithstanding the foregoing, if the Closing does not occur by the Termination Date, none of the Parties hereto shall have any obligations under Article V or
                                                                  ---------
otherwise under this Agreement or any Exhibits attached hereto.


                                   ARTICLE V

                              THE RECAPITALIZATION

          Section 5.1.  General.  Each of the Parties (in whatever capacity,
                        -------
including as stockholders of the Company) will take all actions, including executing and delivering all of the Recapitalization Documents to which it is a party, necessary or reasonably requested by the Company, to authorize, adopt, approve, implement, consummate and close the Recapitalization Documents and the Recapitalization generally, provided that, with regard to Parties that are directors of the Company, the foregoing will be subject to their fiduciary duties as directors.

          Section 5.2.  Amended Charter Documents.
                        -------------------------

          (a) Prior to the effective date of the Registration Statement, the Amended and Restated Company Charter that provides for, among other things, the authorization of 92,500 shares of undesignated Preferred Stock will be duly approved and adopted as the Charter of the Company and filed by the Company with the Secretary of State of the State of Delaware.

          In the event the Closing does not occur by the Termination Date, then the Stockholders hereby consent, and the Company hereby agrees, without any further action by the Stockholders, to promptly effect an amendment to the Amended and Restated Company Charter so that it is identical to the Company's certificate of incorporation in effect as of the date hereof.

          (b) At or prior to the Closing, the Amended and Restated Company By-Laws will be duly approved and adopted as the By-Laws of the Company.

          (c) Prior to the Closing Time, the Certificate of Designation will be filed by the Company with the Secretary of State of the State of Delaware.

          (d) Prior to the effective date of the Registration Statement, BKC will consent to the adoption by the Company of those documents referred to in

Sections 5.2(a), 5.2(b) and 5.2(c) of this Agreement.
---------------  ------     ------

          Section 5.3.  Reclassification and Stock Split.
                        --------------------------------

          (a) Effective simultaneously upon the filing of the Amended and Restated Company Charter, the Reclassification shall be effected and (i) each share of Class A Common Stock, Class C Common Stock and Class D Common Stock currently issued and outstanding shall be converted into a like number of shares of Common Stock and (ii) each share of Class B Common Stock currently issued and outstanding shall be converted into a like number of shares of Non-Voting Common Stock. Upon written notice, holders of the Class A Common Stock, Class C Common Stock or Class D Common Stock shall deliver their stock certificates to the Company for cancellation and such certificates that are not so delivered will thereafter represent the right to receive a new certificate or certificates representing an equivalent number of shares of Common Stock or Non-Voting Common Stock, as the case may be, subject to the effect of the Stock Split.

          (b) the Stock Split shall be consummated and each holder of shares of capital stock of the Company shall be entitled to receive a new certificate or certificates representing the appropriate number of shares of Common Stock or Non-Voting Common Stock, as the case may be.

          (c) As a result of the Reclassification and the Stock Split, if any fractional interest in a share of Common Stock or Non-Voting Common Stock, as the case may be, would be deliverable, the Company, in lieu of delivering the fractional share, shall pay an amount to the holder thereof equal to the fair market value of such fractional interest as determined by the Board of Directors.

          Section 5.4.  Issuance of Securities.
                        ----------------------

          (a) At or prior to the effective date, the Stockholders, will have consented to the Offerings and to the execution and delivery of the Underwriting Agreements by the Company to the Underwriters.

          (b) At the Closing the Company and the Underwriters will consummate the Offerings pursuant to the terms of the Underwriting Agreements and the Company will issue the Senior Notes, the Units, the Senior Preferred Stock and the Common Stock.

          Section 5.5. Repayment of Credit Agreement Borrowings.
                       ----------------------------------------

          (a) At the Closing, the Company will use a portion of the net proceeds from the Offerings to repay the entire outstanding aggregate principal amount of the Term Loan A facility, Term Loan B facility and Revolving Credit facility (each as defined in the Credit Agreement) plus accrued interest and any other amounts owed thereon through the Closing Date. At the Closing, the lenders under the Credit Agreement, will deliver to the Company the notes evidencing the principal amount of the Term Loan A facility and the Term Loan B facility held by such lenders to be repaid together with written instructions to complete the repayment.

          Section 5.6.  Subordinated Note Repurchase.
                        ----------------------------

          (a) At the Closing, the Company will use a portion of the net proceeds from the Offerings to repurchase at a minimum of 105% of the principal amount the entire outstanding aggregate principal amount of the Senior Subordinated Notes plus the applicable prepayment premium and will pay accrued interest thereon through the Closing Time. Upon repurchase by the Company, such notes shall cease to accrue interest and the Company's obligations thereunder shall be cancelled. At the Closing, the holders of the Senior Subordinated Notes will deliver to the Company the note(s) evidencing the principal amount of Senior Subordinated Notes held by such holder to be repurchased, together with written instructions to complete such repurchase.

          (b) At the Closing, the Company will use a portion of the net proceeds from the Offerings to repurchase at 100% of the principal amount the entire outstanding aggregate principal amount of the Subordinated Notes and will pay accrued interest thereon through the Closing Time. Upon repurchase by the Company, such notes shall cease to accrue interest and the Company's obligations thereunder shall be cancelled. At the Closing, the holders of the Subordinated Notes will deliver to the Company the note(s) evidencing the principal amount of Subordinated Notes held by such holder to be repurchased, together with written instructions to complete such repurchase.

          (c) At the Closing, the Company will use a portion of the net proceeds from the Offerings to repurchase at 100% of the principal amount the entire outstanding aggregate principal amount of the Seller Notes from the holders thereof and will pay accrued interest thereon through the Closing Time. Upon repurchase by the Company, such notes shall cease to accrue interest and the Company's obligations thereunder shall be cancelled. At the Closing, the holders of the Seller Notes will deliver to the Company the notes evidencing the principal amount of Seller Notes held by such holder to be repurchased, together with written instructions to complete such repurchase.

          Section 5.7.  Repurchase of Warrants.  At the Closing, the Company
                        ----------------------
will repurchase all of the warrants issued to PMI pursuant to Section 18 of the Common Stock Purchase Warrants, dated February 7, 1996, issued by the Company, pursuant to a repurchase agreement substantially in the form of Exhibit H.
                                                                ---------

          Section 5.8.  Osborn Employment Agreement.  At or prior to the
                        ---------------------------
Closing, Mr. Osborn will enter into a new Employment and Non-Interference Agreement in substantially the form of Exhibit I hereto.
                                       ---------

          Section 5.9.  Directors Indemnification Agreements.  At the Closing,
                        ------------------------------------
the Company will enter into the Directors Indemnification Agreements with each of the signatories to the Registration Statement in substantially the form of Exhibit F hereto.
---------

          Section 5.10.  1996 Annual Meeting of Stockholders.  The Parties
                         -----------------------------------
hereby agree to execute and deliver stockholder consents, substantially in the form of Exhibit J hereto, with regard to (a) the Amended and Restated Company
        ---------
Charter, (b) the Amended and Restated Company By-Laws, (c) the Reclassification,
(d) the Stock Split, (e) the Recapitalization Agreement and Recapitalization Documents, (f) the election of directors of the Company as reasonably requested by the Company, (g) the ratification of the appointment of accountants and (h) such other matters as the Pricing Committee shall determine to submit for stockholder approval. The Parties hereto hereby agree and acknowledge that such stockholder consents shall serve as and constitute the Company's 1996 Annual Meeting of Stockholders.

          Section 5.11.  Amended and Restated Stockholders Agreement.  At the
                         -------------------------------------------
Closing, the Company and the Stockholders will execute, deliver and consummate the Amended and Restated Stockholders Agreement.

          Section 5.12.  Amendment to Management Subscription Agreement.
                         ----------------------------------------------
Effective upon the filing of the Amended and Restated Company Charter, the Company, Jaro and affiliates of Jaro and the Management Investors Subscription will execute, deliver and consummate Amendment No. 1 to the Management Agreement.

          Section 5.13.  Amendment to Option Agreements.  Effective upon the
                         ------------------------------
filing of the Amended and Restated Company Charter, the Company, Enterprises, Scott E. Vasatka and Donald Stahurski will execute, deliver and consummate the Amendment No. 1 to the Option Agreements.


                                   ARTICLE VI

                           CONDITIONS OF THE PARTIES'
              (OTHER THAN THE COMPANY AND ENTERPRISES) OBLIGATIONS

          Section 6.1.  Conditions of the Stockholders' Obligations.  The
                        -------------------------------------------
obligation of each of the Parties (other than the Company and Enterprises) on the Closing Time to consummate the transactions contemplated by Article V of
                                                                ---------
this Agreement will be subject to the prior or concurrent satisfaction on the Closing Time of the following conditions:

          (a)  Representations and Warranties; Agreements; No Default.  The
               ------------------------------------------------------
     representations and warranties of the Company set forth in this Agreement will be true in all material respects at and as if repeated on and as of the Closing Time after giving effect to the transactions contemplated hereby; and the Company will have executed, delivered and consummated all Recapitalization Documents on its part to be performed pursuant to this Agreement on or prior to the Closing Time.

          (b)  Certificate as to Representations, Etc.  The Parties (other than
               --------------------------------------
     the Company and Enterprises) will each have received an Officers' Certificate signed by the Chief Executive Officer and the Chief Financial Officer of the Company, addressed to the Parties (other than the Company and Enterprises) and dated as of the date of the Closing, certifying the accuracy of the statements set forth in clause (a) above.

          (c)  Recapitalization and Recapitalization Documents.  (a)  Each of
               -----------------------------------------------
     the other Parties to the Recapitalization Documents will have executed, delivered and consummated the Recapitalization Documents to which they are parties, (b) the Offerings will close concurrently with the Closing hereunder and (c) the Recapitalization will have been consummated.

          (d)  Closing Papers.  The Parties will have received copies of the
               --------------
     following:

               (i) copies of the resolutions adopted by the Board of Directors and stockholders of the Company authorizing the execution, delivery and performance of this Agreement and each of the Recapitalization Documents and the other transactions contemplated hereby;

               (ii)  copies of each of the Recapitalization Documents; and

               (iii) an incumbency certificate in respect of officers of the Company executing the Recapitalization Documents, a standard good standing certificate from the Secretary of the State of Delaware in respect of the Company, and such other customary and standard documents reasonably requested by any of the Parties.


                                  ARTICLE VII

                    CONDITIONS OF THE COMPANY'S OBLIGATIONS

     Section 7.1.  Conditions of the Company's Obligations.  The obligation of
                   ---------------------------------------
the Company on the Closing Time to consummate the transactions contemplated by this Agreement will be subject to the prior or concurrent satisfaction on the Closing Time of the following conditions:

          (a)  Representations and Warranties; Agreements.  The representations
               ------------------------------------------
     and warranties of the other Parties set forth in this Agreement shall be true in all material respects at and as if repeated on and as of the Closing Time after giving effect to the transactions contemplated hereby and the other Parties will have performed all agreements on their part to be performed pursuant to this Agreement on or prior to the Closing Time.

          (b)  Recapitalization and Recapitalization Documents.  (a)  Each of
               -----------------------------------------------
     the other Parties to the Recapitalization Documents will have executed, delivered and consummated the Recapitalization Documents to which they are parties, (b) the Offerings will be consummated, (c) the Recapitalization will have been consummated and (d) BKC shall have delivered a written consent to the Company with respect to the matters set forth in Section 5.2(d) of this Agreement.

          (c)  Consummation of the Offerings.  The Offerings shall have been
               -----------------------------
     consummated substantially in accordance with the terms set forth in the Registration Statement.

                                 ARTICLE VIII

                                 MISCELLANEOUS

     Section 8.1.  Waiver of First Refusal, Anti-Dilution Rights and
                   -------------------------------------------------
Registration Rights.  Each of the Parties (i) waives any right of first refusal
-------------------
it may have from the issuance and sale of the Units, Senior Preferred Stock or Common Stock in the Offerings, including, but not limited to, any prior notice or response periods any Party may be entitled to, (ii) waives any right it may have to anti-dilution adjustment of its Equity Securities (including any warrants or options to purchase any Equity Securities) arising from the issuance and sale of the Units, Senior Preferred Stock or Common Stock in the Offerings; provided that such waiver shall not apply to any adjustments required as a result of the Stock Split and (iii) waives any "piggyback registration rights" it may have and related notice requirements as a result of the Offerings.

     Section 8.2.  Power of Attorney.
                   -----------------

          (a) Each of the Jordan Investors hereby appoints A. Richard Caputo, Jr., or his designee, to serve as his agent and attorney-in-fact (the "Jordan
                                                                       ------
Investors' Representative"), with full power and authority (including power of
-------------------------
substitution), in the name of and for an on behalf of each of the Jordan Investors, or in its own name as the Jordan Investors' Representative, to take all actions required or permitted under this Agreement and in connection with the transactions contemplated hereby (including, without limitation, the execution and delivery of each of the Recapitalization Documents and to effect all of the transactions set forth in Article V hereof). The authority conferred hereby shall be an agency coupled with an interest, and all authority conferred hereby is irrevocable and not subject to termination by any of the Jordan Investors, or by operation of law, whether by the death or incapacity of any of the Jordan Investors, or the occurrence of any other event. Any notice given to the Jordan Investors' Representative shall constitute effective notice to each of the Jordan Investors, and any other party to this Agreement or any other Person may rely on any notice, consent, election or other communication received from the Jordan Investors' Representative as if such notice, consent, election or other communication had been received from each of the Jordan Investors.

          (b) Each of the Management Investors hereby appoints Lawrence Jaro, or his designee, to serve as his agent and attorney-in-fact (the "Management
                                                                  ----------
Investors' Representative"), with full power and authority (including power of
-------------------------
substitution), in the name of and for an on behalf of each of the Management Investors, or in its own name as the Management Investors' Representative, to take all actions required or permitted under this Agreement and in connection with the transactions contemplated hereby (including, without limitation, the execution and delivery of each of the Recapitalization Documents and to effect all of the transactions set forth in Article V hereof). The authority conferred hereby shall be an agency coupled with an interest, and all authority conferred hereby is irrevocable and not subject to termination by any of the Management Investors, or by operation of law, whether by the death or incapacity of any of the Management Investors, or the occurrence of any other event. Any notice given to the Management Investors' Representative shall constitute effective notice to each of the Management Investors, and any other party to this Agreement or any other Person may rely on any notice, consent, election or other communication received from the Management Investors' Representative as if such notice, consent, election or other communication had been received from each of the Management Investors.

          (c) The Jordan Investors' Representative and the Management Investors' Representative shall have no duties or responsibilities except those expressly set forth herein. The Jordan Investors' Representative and the Management Investors' Representative shall be held harmless by the Jordan Investors and the Management Investors, as the case may be, from any liability, loss, claim, demand or expense (including attorney's fees and expenses) arising out of or in connection with the performance of their obligations in accordance with this Agreement, except for any of the foregoing arising out of the gross negligence or willful misconduct of the Jordan Investors' Representative and the Management Investors' Representative, as the case may be. The foregoing provision shall survive the resignation or substitution of the Jordan Investors' Representative or the Management Investors' Representative, as the case may be, or the termination of this Agreement.

     Section 8.3.  Notices.  Subject to Section 8.2 hereof, all notices and
                   -------
other communications pertaining to this Agreement shall be in writing and shall be delivered in person with receipt acknowledged, or telecopied and confirmed immediately in writing by a copy mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as hereafter set forth, or mailed by registered or certified mail, return receipt requested, postage prepaid, to the address set forth under the respective party's name on the signature pages to this Agreement, or to such other person or address as shall be furnished to the other party in compliance with this Section.

     Section 8.4.  Consent to Amendments and Waivers.  The provisions of this
                   ---------------------------------
Agreement may be amended only if the Company has obtained the written consent of the holders of a majority of the Equity Securities (as if each share was accorded one vote), provided that (a) any adjustments to the Recapitalization Documents and the Recapitalization generally resulting from the determination of the interest rate of the Senior Notes or Senior Preferred Stock or the number of shares of Units, Senior Preferred Stock or Common Stock to be issued in the Offerings will not be considered amendments, and (b) waivers, supplements and modifications with regard to the representations and warranties in this Agreement will not be considered amendments.

     Section 8.5.  Governing Law.  This Agreement shall be governed by and
                   -------------
construed in accordance with the internal laws of the State of New York.

     Section 8.6.  Successors and Assigns.  Whenever in this Agreement any of
                   ----------------------
the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants and agreements of the Company contained herein shall bind its successors and assigns. The Company may not assign or transfer any of its rights or obligations hereunder (by operation of law or otherwise) without the prior written consent of each of the Parties.

     Section 8.7.  Survival.  All representations, warranties, covenants and
                   --------
agreements herein will survive the Closing.

     IN WITNESS WHEREOF, the Parties hereto as Common Stockholders have duly executed this Agreement as of the date first above written.


                              AMERIKING, INC.


                              By:
                                  ------------------------------------------
                                  Name:
                                  Title:
                                  Address:



                              NATIONAL RESTAURANT
                                ENTERPRISES, INC.


                              By:
                                  ------------------------------------------
                                  Name:
                                  Title:
                                  Address:



                              MCIT PLC


                              By:
                                  ------------------------------------------
                                  Name:
                                  Title:
                                  Address:



                              BANCBOSTON INVESTMENTS INC.


                              By:
                                  ------------------------------------------
                                  Name:
                                  Title:
                                  Address:

                              PMI MEZZANINE FUND, L.P.,
                              a Delaware limited partnership

                              PACIFIC MEZZANINE INVESTORS, L.L.C.
                                a Delaware limited liability company,
                                 its General Partner


                              By:
                                  ------------------------------------------
                                  Name:
                                  Title:
                                  Address:



                              JORDAN INVESTORS:

                              JORDAN/ZALAZNICK CAPITAL COMPANY


                              By:
                                  ------------------------------------------
                                  Name:
                                  Title:



                              LEUCADIA INVESTORS, INC.


                              By:
                                  ------------------------------------------
                                  Name:
                                  Title:

                              JOHN W. JORDAN, II REVOCABLE TRUST


                              ----------------------------------------------
                              Name:   John W. Jordan, II
                              Title:  Trustee



                              ----------------------------------------------
                              David W. Zalaznick



                              ----------------------------------------------
                              Jonathan F. Boucher



                              ----------------------------------------------
                              John R. Lowden



                               ----------------------------------------------
                              Adam E. Max

                              JOHN M. CAMP PROFIT SHARING PLAN


                              By:
                                  ---------------------------------------------
                                  Name:   John M. Camp
                                  Title:  Trustee



                               ----------------------------------------------
                               John M. Camp



                               ----------------------------------------------
                               A. Richard Caputo, Jr.
                               Address:  9 West 57th Street, Suite 4000,
                               New York, New York  10019



                              JAMES E. JORDAN, JR. PROFIT SHARING
                              PLAN AND TRUST


                              By:
                                  ---------------------------------------------
                                  Name:   James E. Jordan, Jr.
                                  Title:  Trustee

                              PAUL RODZEVIK PROFIT SHARING PLAN
                              AND TRUST


                              By:
                                 ----------------------------------------------
                                  Name:   Paul Rodzevik
                                  Title:  Trustee



                               ----------------------------------------------
                              Dennis Hogerty



                              ----------------------------------------------
                              Jerald Dunn



                              JII PARTNERS


                              By:
                                 ----------------------------------------------
                                  Name:
                                  Title:

                              MANAGEMENT STOCKHOLDERS:


                              -----------------------------------------------
                              Lawrence Jaro
                              Address: c/o AmeriKing, Inc., 2215 Enterprise Drive, Suite 1502, Westchester, Illinois 60154



                              ----------------------------------------------
                              William Osborn



                              ----------------------------------------------
                              Gary Hubert



                              ----------------------------------------------
                              Joel Aaseby



                              ----------------------------------------------
                              Scott Vasatka



                              ----------------------------------------------
                              Donald Stahurski

                              JARO INVESTORS:

                              TABOR RESTAURANTS ASSOCIATES, INC.


                              By:
                                 ----------------------------------------------
                                  Name:   Lawrence Jaro
                                  Title:  President



                              JARO ENTERPRISES, INC.


                              By:
                                 ----------------------------------------------
                                  Name:   Lawrence Jaro
                                  Title:  President



                              JARO RESTAURANTS ASSOCIATES, INC.


                              By:
                                 ----------------------------------------------
                                  Name:   Lawrence Jaro
                                  Title:  President



                              JB RESTAURANTS, INC.


                              By:
                                 ----------------------------------------------
                                  Name:   Lawrence Jaro
                                  Title:  President

                              OSBORN INVESTORS:

                              OSBURGER, INC.


                              By:
                                 ----------------------------------------------
                                  Name:   William Osborn
                                  Title:  President



                              CASTLEKING, INC.


                              By:
                                 ----------------------------------------------
                                  Name:   William Osborn
                                  Title:  President



                              WHITE-OSBORN RESTAURANTS, INC.


                              By:
                                 ----------------------------------------------
                                 Name:   William Osborn
                                 Title:  President



                               ----------------------------------------------
                               Thomas H. Quinn



                              TJC MANAGEMENT CORPORATION


                              By:
                                 ----------------------------------------------
                                  Name:
                                  Title:

     IN WITNESS WHEREOF, the Parties hereto as Preferred Stockholders have duly executed this Agreement as of the date first written above.


                              MCIT PLC


                              By:
                                 ----------------------------------------------
                                  Name:
                                  Title:
                                  Address:



                              BANCBOSTON INVESTMENTS INC.


                              By:
                                 ----------------------------------------------
                                  Name:
                                  Title:
                                  Address:



                              LEUCADIA INVESTORS, INC.


                              By:
                                 ----------------------------------------------
                                  Name:
                                  Title:



                              JOHN W. JORDAN, II REVOCABLE TRUST


                               ----------------------------------------------
                               Name:   John W. Jordan, II
                               Title:  Trustee



                               ----------------------------------------------
                               David W. Zalaznick

                              ----------------------------------------------
                              Jonathan F. Boucher



                              ----------------------------------------------
                              John R. Lowden



                              ----------------------------------------------
                              Adam E. Max



                              JARO INVESTORS:

                              TABOR RESTAURANTS ASSOCIATES, INC.


                              By:
                                 ----------------------------------------------
                                 Name:   Lawrence Jaro
                                 Title:  President



                              JARO ENTERPRISES, INC.


                              By:
                                 ----------------------------------------------
                                  Name:   Lawrence Jaro
                                  Title:  President



                              JARO RESTAURANTS ASSOCIATES, INC.


                              By:
                                 ----------------------------------------------
                                 Name:   Lawrence Jaro
                                 Title:  President

                              JB RESTAURANTS, INC.


                              By:
                                 ----------------------------------------------
                                  Name:   Lawrence Jaro
                                  Title:  President



                              OSBORN INVESTORS:

                              OSBURGER, INC.


                              By:
                                 ----------------------------------------------
                                 Name:   William Osborn
                                 Title:  President



                              CASTLEKING, INC.


                              By:
                                 ----------------------------------------------
                                  Name:   William Osborn
                                  Title:  President



                              WHITE-OSBORN RESTAURANTS, INC.


                              By:
                                 ----------------------------------------------
                                 Name:   William Osborn
                                 Title:  President

                                                                       EXHIBIT A


                      AMENDED AND RESTATED COMPANY BY-LAWS

                                                                       EXHIBIT B


                      AMENDED AND RESTATED COMPANY CHARTER

                                                                       EXHIBIT C


                  AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                                                       EXHIBIT D


                      AMENDMENT NO. 1 TO OPTION AGREEMENT

                                                                       EXHIBIT E


              AMENDMENT NO. 1 TO MANAGEMENT SUBSCRIPTION AGREEMENT

                                                                       EXHIBIT F


                           INDEMNIFICATION AGREEMENT

                                                                       EXHIBIT G


                               STOCKHOLDER CHART

                                                                       EXHIBIT H


                        PMI WARRANT REPURCHASE AGREEMENT

TO COME

                                                                       EXHIBIT I


            RESTATED OSBORN EMPLOYMENT AND NON-DISCLOSURE AGREEMENT

                                                                       EXHIBIT J


           STOCKHOLDER WRITTEN CONSENT IN LIEU OF 1996 ANNUAL MEETING

                               TABLE OF CONTENTS

                                                                           Page
                                   ARTICLE I

                                  DEFINITIONS


                                   ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Section 2.1.  Due Authorization............................................  7
Section 2.2.  Authority; No Conflicts......................................  7
Section 2.3.  Capital Stock................................................  8


                                  ARTICLE III

              REPRESENTATIONS AND WARRANTIES OF THE OTHER PARTIES

Section 3.1.  Due Authorization............................................  8
Section 3.2.  Authority; No Conflicts......................................  8
Section 3.3.  Capital Stock................................................  9

                                   ARTICLE IV

                                  THE CLOSING

Section 4.1.  Closing......................................................  9

                                   ARTICLE V

                              THE RECAPITALIZATION

Section 5.1.  General......................................................   9
Section 5.2.  Amended Charter Documents....................................  10
Section 5.3.  Reclassification and Stock Split.............................  10
Section 5.4.  Issuance of Securities.......................................  11
Section 5.5.  Repayment of Credit Agreement Borrowings.....................  11
Section 5.6.  Subordinated Note Repurchase.................................  11
Section 5.7.  Repurchase of Warrants.......................................  12
Section 5.8.  Osborn Employment Agreement..................................  12
Section 5.9.  Directors Indemnification Agreements.........................  12
Section 5.10.  1996 Annual Meeting of Stockholders.........................  12



                                                                           Page

Section 5.11.  Amended and Restated Stockholders Agreement.................  12
Section 5.12.  Amendment to Management Subscription Agreement..............  13
Section 5.13.  Amendment to Option Agreements..............................  13

                                   ARTICLE VI

                           CONDITIONS OF THE PARTIES'
              (OTHER THAN THE COMPANY AND ENTERPRISES) OBLIGATIONS

Section 6.1.  Conditions of the Stockholders' Obligations..................  13

                                  ARTICLE VII

                    CONDITIONS OF THE COMPANY'S OBLIGATIONS

Section 7.1.  Conditions of the Company's Obligations......................  14

                                  ARTICLE VIII

                                 MISCELLANEOUS

Section 8.1.  Waiver of First Refusal, Anti-Dilution Rights
                and Registration Rights....................................  15
Section 8.2.  Power of Attorney............................................  15
Section 8.3.  Notices......................................................  16
Section 8.4.  Consent to Amendments and Waivers............................  16
Section 8.5.  Governing Law................................................  16
Section 8.6.  Successors and Assigns.......................................  16
Section 8.7.  Survival.....................................................  17


                                    EXHIBITS


A  Amended and Restated Company By-Laws
B  Amended and Restated Company Charter
C  Amended and Restated Stockholders Agreement
D  Amendment No. 1 to Option Agreement
E  Amendment No. 1 to Management Subscription Agreement
F  Indemnification Agreement
G  Stockholder Chart
H  PMI Warrant Repurchase Agreement
I  Restated Osborn Employment and Non-Disclosure Agreement
J  Stockholder Written Consent in Lieu of 1996 Annual Meeting